UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07692

Legg Mason Investors Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD 21202
Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31, 2008

Date of reporting period: March 31, 2008

Item 1.	Report to Shareholders

Annual Report to Shareholders

Legg Mason

Investors Trust, Inc.

March 31, 2008

Annual Report to Shareholders	1

To Our Shareholders

We are pleased to provide you with Legg Mason Investors Trust’s annual report for American Leading Companies Trust and U.S. Small-Capitalization Value Trust, for the year ended March 31, 2008.

	Total Returns
	3 Months	1 Year
American Leading Companies Trust:
Primary Class	–14.39%	–16.24%
Institutional Class	–14.18%	–15.37%
S&P 500 Stock Composite IndexA	–9.44%	–5.08%

U.S. Small-Capitalization Value Trust:
Primary Class	–4.23%	–17.94%
Institutional Class	–4.00%	–17.17%
Russell 2000 IndexB	–9.90%	–13.00%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For the Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, has completed its annual audit, and audited financial statements for the fiscal year ended March 31, 2008, are included in this report.

Information about each Fund’s performance over longer periods of time is shown in the respective Performance Information sections within this report. For more information about each Fund’s share classes included in this report, please contact your financial advisor.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more

A	S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
B	Russell 2000® Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

2	Annual Report to Shareholders

from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

April 21, 2008

Annual Report to Shareholders	3

Management’s Discussion of Fund Performance

American Leading Companies

Total returns for the American Leading Companies Trust for various periods ended March 31, 2008, are presented below along with those of some comparative indicesA:

			Average Annual Total Returns Through March 31, 2008
	First Quarter 2008	One Year	Three Years	Five Years	Ten Years	Since InceptionB
American Leading
Companies
Primary Class	–14.39%	–16.24%	+0.19%	+8.62%	+2.81%	+7.28%
Institutional Class	–14.18%	–15.37%	+1.20%	+9.72%	N/A	+3.16%
S&P 500 Stock Composite
Index	–9.44%	–5.08%	+5.85%	+11.32%	+3.50%	+9.45%
Dow Jones Industrial
Average	–6.92%	+1.57%	+7.75%	+11.46%	+5.51%	+11.02%
NASDAQ Composite
Index	–13.88%	–5.12%	+5.27%	+11.92%	+2.70%	7.99	%C
S&P Mid-Cap 400 index	–8.85%	–6.97%	+7.06%	+15.10%	+9.02%	+12.31%
Russell 2000 Index	–9.90%	–13.00%	+5.06%	+14.90%	+4.96%	+8.73%
Dow Jones Wilshire 5000
Index	–9.52%	–5.75%	+6.37%	+12.45%	+3.95%	+9.37%
Russell 1000 Growth Index	–10.18%	–0.75%	+6.33%	+9.96%	+1.28%	+7.94%
Russell 1000 Value Index	–8.72%	–9.99%	+6.01%	+13.68%	+5.54%	+10.45%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For the Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The fiscal year ended March 31, 2008, was a difficult one for the stock market as the Dow Jones Industrial Average was the only major market index to post a positive return.

A

See Glossary of Index Definitions on page 76. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices. Past performance does not guarantee future results.

B	The inception date of the Primary Class is September 1, 1993. The inception date of the Institutional Class is June 14, 2001. Index returns are for the periods beginning August 31, 1993.
C	This return does not include reinvestment of dividends or capital distributions.

4	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

Value-based investment styles were especially hard hit during the year, as the Russell 1000 Value Index underperformed the S&P 500 Stock Composite Index (S&P 500) by nearly five percentage points and also underperformed the Russell 1000 Growth Index by over nine percentage points.

The fiscal year began positively with the S&P 500 posting mid-single-digit returns through June 2007. During the summer, and especially in August, deterioration in the subprime mortgage market, which had begun to surface in the spring morphed into a full-blown financial crisis as credit concerns expanded to include more highly rated mortgages and an alphabet soup of structured investment products including collateralized debt obligations (CDO), asset-backed commercial paper (ABCP), mortgage-backed securities (MBS) and the like. Following the Federal Reserve Board’sD (Fed) initial efforts in August to restore liquidity and confidence to the credit markets, the S&P 500 rallied to an all-time high of 1,565.15 on October 9, 2007, five years to the day from its bear market low of 776.76 on October 9, 2002. The financial crisis took a renewed turn for the worse in the December 2007 and March 2008 quarters, as credit spreads on a broad range of fixed-income instruments widened substantially, subprime mortgage delinquency and default rates spiked up, and massive asset write-downs were recorded by a wide range of financial institutions. As the housing market continued to deteriorate and losses on Wall Street mounted, the financial crisis moved from Wall Street to Main Street. Declining stock prices and weakening home prices, coupled with soaring oil and commodity prices, knocked consumer confidence for a loop, causing a slowdown in consumer spending, which has pushed the economy to the brink of recession. From its closing high in October 2007, the S&P 500 dropped 18.4% to a closing low of 1276.60 on March 17, 2008. Since then, the market has rallied somewhat as the Fed-brokered acquisition of Bear Stearns by JPMorgan Chase and its aggressive measures to restore liquidity to the credit markets appears to have steadied the equity market, at least for the time being.

American Leading Companies Trust (ALC) substantially underperformed its primary benchmark, the S&P 500, during the year ended March 31, 2008, declining 16.24% versus a 5.08% decline in the index. ALC also significantly trailed other major market indices and peer fund averages. Roughly half of ALC’s underperformance relative to the S&P 500 was attributable to its financial holdings, where the Fund entered the year with an overweighted position in what proved to be the worst-performing sector of the market in fiscal 2008. ALC’s financial stocks also performed worse than the sector, on average, with Countrywide Financial Corporation, Citigroup Inc., Ambac Financial Group Inc. (sold during the year), American International Group,

D

Federal Reserve Board (Fed) — is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

Annual Report to Shareholders	5

Inc., Washington Mutual Inc. and XL Capital Ltd. being the most significant negative contributors. Next on the list of detractors from performance were the managed care stocks – UnitedHealth Group Inc., WellPoint Inc. and Health Net Inc. – whose poor showing accounted for about 20% of the shortfall in Fund results versus the S&P 500. Other significant detractors from performance included: Jabil Circuit, Inc., Sprint Nextel Corp., and UAL Corp., which collectively reduced results by about five and one-half percentage points. There were a few bright spots in the portfolio in an otherwise disappointing year. Nokia Oyj – Sponsored ADR was up 42.0% for the fiscal year and contributed about 125 basis pointsE (bps) to performance. In addition, ALC’s energy stocks were up an average of 38.9% versus a 22.1% return for the energy stocks in the S&P 500. This superior stock selection in the energy group helped offset the portfolio’s underweighting in energy versus the benchmark, enabling the portfolio’s energy stocks to match the market’s energy sector in terms of total contribution to return. Finally, despite the fact that consumer discretionary stocks were the second worst-performing sector in the market last year, ALC’s holdings in this group were stronger, on average, and thus contributed positively to relative returns. Amazon.com, Inc. (sold during the year), Apollo Group Inc. (also sold before year end) and The TJX Cos., Inc. were notable positive contributors in this group.

David E. Nelson, CFA

April 21, 2008
DJIA: 12,825.02

E	100 basis points (bps) = 1%

6	Annual Report to Shareholders

Expense Example

American Leading Companies Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2007, and held through March 31, 2008. The ending value assumes dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/1/07 to 03/31/08
Primary Class
Actual	$1,000.00	$785.40	$8.17
Hypothetical (5% return before expenses)	1,000.00	1,015.92	9.22
Institutional Class
Actual	$1,000.00	$789.40	$3.53
Hypothetical (5% return before expenses)	1,000.00	1,021.12	3.99

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.83% and 0.79% for the Primary Class and Institutional Class respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (183) and divided by 366.

Annual Report to Shareholders	7

Performance Information

American Leading Companies Trust

The graphs on the following pages compare the Fund’s total returns to that of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

8	Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–16.24%	–16.24%
Five Years	+51.19%	+8.62%
Ten Years	+31.96%	+2.81%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individual investors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	9

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–15.37%	–15.37%
Five Years	+58.99%	+9.72%
Life of Class*	+23.58%	+3.16%

*	Inception date: June 14, 2001

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning May 31, 2001.

10	Annual Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of March 31, 2008)B

(As a percentage of the portfolio)

Top Ten Holdings (as of March 31, 2008)

Security	% of Net Assets
J.P. Morgan Chase and Co.	5.0%
General Electric Co.	3.6%
Yahoo! Inc.	3.4%
American International Group Inc.	3.3%
Nokia Oyj – ADR	3.2%
Philip Morris International Inc.	3.0%
International Business Machines Corp.	2.9%
Lloyds TSB Group PLC	2.9%
Texas Instruments Inc.	2.8%
UAL Corp.	2.8%

B	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Annual Report to Shareholders	11

Selected Portfolio Performance C

Strongest performers for the year ended March 31, 2008D
1.	Apache Corp.	+72.2%
2.	Transocean Inc.	+56.0%
3.	Devon Energy Corp.	+51.7%
4.	Anadarko Petroleum Corp.	+47.6%
5.	Nokia Oyj – ADR	+42.0%
6.	United States Steel Corp.	+29.1%
7.	Noble Corp.	+26.6%
8.	The TJX Cos. Inc.	+24.2%
9.	International Business Machines Corp.	+24.0%
10.	Caterpillar Inc.	+19.0%

Weakest performers for the year ended March 31, 2008D
1.	Countrywide Financial Corp.	–82.9%
2.	Washington Mutual Inc.	–73.0%
3.	Sprint Nextel Corp.	–64.6%
4.	XL Capital Ltd.	–56.6%
5.	Citigroup Inc.	–56.3%
6.	Merrill Lynch and Co. Inc.	–49.1%
7.	WellPoint Inc.	–45.6%
8.	Pulte Homes Inc.	–44.4%
9.	Health Net Inc.	–42.8%
10.	Centex Corp.	–41.8%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Capital One Financial Corp.	Ambac Financial Group
Philip Morris International Inc.	Intel Corp.
XM Satellite Radio Holdings Inc.

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D	Securities held for the entire year.

12	Annual Report to Shareholders

Portfolio of Investments

American Leading Companies Trust

March 31, 2008

	Shares/Par	Value
Common Stocks and Equity Interests — 100.1%
Consumer Discretionary — 12.1%
Automobiles — 0.7%
General Motors Corp.	235,000	$4,476,750

Household Durables — 3.4%
Centex Corp.	180,000	4,357,800
Lennar Corp.	415,000	7,806,150
Pulte Homes Inc.	570,000	8,293,500

		20,457,450

Internet and Catalog Retail — 1.1%
Expedia Inc.	300,000	6,567,000	A

Media — 3.6%
The DIRECTV Group Inc.	600,000	14,874,000	A
Time Warner Inc.	480,000	6,729,600

		21,603,600

Multiline Retail — 1.4%
Sears Holdings Corp.	80,000	8,167,200	A

Specialty Retail — 1.9%
The TJX Cos. Inc.	340,000	11,243,800

Consumer Staples — 6.8%
Beverages — 1.1%
The Pepsi Bottling Group Inc.	200,000	6,782,000

Food Products — 1.4%
Kraft Foods Inc.	276,809	8,583,847

Annual Report to Shareholders	13

	Shares/Par	Value
Consumer Staples — Continued
Tobacco — 4.3%
Altria Group Inc.	350,000	$7,770,000
Philip Morris International Inc.	350,000	17,703,000	A

		25,473,000

Energy — 8.1%
Energy Equipment and Services — 3.6%
Baker Hughes Inc.	71,000	4,863,500
Noble Corp.	175,000	8,692,250
Transocean Inc.	58,000	7,841,600	A

		21,397,350

Oil, Gas and Consumable Fuels — 4.5%
Anadarko Petroleum Corp.	94,000	5,924,820
Apache Corp.	70,000	8,457,400
Devon Energy Corp.	100,000	10,433,000
Exxon Mobil Corp.	30,000	2,537,400

		27,352,620

Financials — 21.7%
Capital Markets — 1.4%
Merrill Lynch and Co. Inc.	100,000	4,074,000
Morgan Stanley	90,000	4,113,000

		8,187,000

Commercial Banks — 2.9%
Lloyds TSB Group PLC	1,950,000	17,454,011

Consumer Finance — 0.5%
Capital One Financial Corp.	60,000	2,953,200

14	Annual Report to Shareholders

Portfolio of Investments — Continued

American Leading Companies Trust — Continued

	Shares/Par	Value
Financials — Continued
Diversified Financial Services — 9.6%
Bank of America Corp.	395,000	$14,974,450
Citigroup Inc.	597,500	12,798,450
J.P. Morgan Chase and Co.	700,000	30,065,000

		57,837,900

Insurance — 5.4%
American International Group Inc.	450,000	19,462,500
The Travelers Cos. Inc.	190,000	9,091,500
XL Capital Ltd.	140,000	4,137,000

		32,691,000

Thrifts and Mortgage Finance — 1.9%
Countrywide Financial Corp.	1,330,000	7,315,000
Washington Mutual Inc.	373,000	3,841,900

		11,156,900

Health Care — 10.3%
Biotechnology — 1.1%
Amgen Inc.	160,000	6,684,800	A
Health Care Providers and Services — 6.0%
Health Net Inc.	268,000	8,254,400	A
UnitedHealth Group Inc.	480,000	16,492,800
WellPoint Inc.	250,000	11,032,500	A

		35,779,700

Pharmaceuticals — 3.2%
Johnson and Johnson	180,000	11,676,600
Pfizer Inc.	350,000	7,325,500

		19,002,100

Annual Report to Shareholders	15

	Shares/Par	Value
Industrials — 12.8%
Aerospace and Defense — 4.9%
General Dynamics Corp.	180,000	$15,006,600
Lockheed Martin Corp.	145,000	14,398,500

		29,405,100

Airlines — 2.8%
UAL Corp.	770,000	16,578,100

Industrial Conglomerates — 3.6%
General Electric Co.	585,000	21,650,850

Machinery — 1.5%
Caterpillar Inc.	119,000	9,316,510

Information Technology — 24.8%
Communications Equipment — 3.2%
Nokia Oyj — ADR	599,703	19,088,546

Computers and Peripherals — 5.6%
Hewlett-Packard Co.	350,000	15,981,000
International Business Machines Corp.	152,000	17,501,280

		33,482,280

Electronic Equipment and Instruments — 2.6%
Flextronics International Ltd.	575,000	5,399,250	A
Jabil Circuit Inc.	1,100,000	10,406,000

		15,805,250

Internet Software and Services — 5.4%
eBay Inc.	400,000	11,936,000	A
Yahoo! Inc.	700,000	20,251,000	A

		32,187,000

16	Annual Report to Shareholders

Portfolio of Investments — Continued

American Leading Companies Trust — Continued

	Shares/Par	Value
Information Technology — Continued
IT Services — 1.5%
Accenture Ltd.	250,000	$8,792,500

Semiconductors and Semiconductor Equipment — 4.6%
Applied Materials Inc.	550,000	10,730,500
Texas Instruments Inc.	600,000	16,962,000

		27,692,500

Software — 1.9%
Microsoft Corp.	405,000	11,493,900

Materials — 2.0%
Metals and Mining — 2.0%
Alcoa Inc.	50,000	1,803,000
United States Steel Corp.	80,000	10,149,600

		11,952,600

Telecommunication Services — 1.5%
Wireless Telecommunication Services — 1.5%
Sprint Nextel Corp.	1,300,000	8,697,000

Total Common Stocks and Equity Interests (Cost — $451,492,547)		599,993,364

Repurchase Agreements — 0.1%

Goldman Sachs & Co.
2.60%, dated 3/31/08, to be repurchased at $338,466 on 4/1/08 (Collateral: $348,158 Fannie Mae mortgage-backed securities, 5.00% due 10/1/35, value $346,998)	$338,442	338,442

Annual Report to Shareholders	17

	Shares/Par	Value

JPMorgan Chase and Co. 2.30%, dated 3/31/08, to be repurchased at $338,464 on 4/1/08 (Collateral: $334,000 Fannie Mae note, 5.25%, due 1/15/09, value $345,634)	$338,442	$338,442

Total Repurchase Agreements (Cost — $676,884)		676,884

Total Investments — 100.2% (Cost — $452,169,431)B		600,670,248
Other Assets Less Liabilities — (0.2)%		(925,299)

Net Assets — 100.0%		$599,744,949

A	Non-income producing.
B	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$202,481,431

Gross unrealized depreciation	(56,662,698)

Net unrealized appreciation	$145,818,733

ADR	— American Depository Receipt

See notes to financial statements.

18	Annual Report to Shareholders

Statement of Assets and Liabilities

American Leading Companies Trust

March 31, 2008

Assets:
Investment securities at market value (Cost – $451,492,547)		$599,993,364
Short-term securities at value (Cost – $676,884)		676,884
Receivable for securities sold		1,976,676
Dividends and interest receivable		1,542,971
Receivable for fund shares sold		264,265
Other assets		6,976

Total assets		604,461,136

Liabilities:
Payable for fund shares repurchased	$3,587,021
Accrued distribution and service fees	462,844
Accrued management fee	365,256
Accrued expenses	301,066

Total liabilities		4,716,187

Net Assets		$599,744,949

Net assets consist of:
Accumulated paid-in-capital		$456,037,128
Undistributed net investment income		1,667,958
Accumulated net realized loss on investments and foreign currency transactions		(6,456,548)
Unrealized appreciation of investments		148,496,411

Net Assets		$599,744,949

Net Asset Value Per Share:
Primary Class (27,216,359 shares outstanding)		$19.52

Institutional Class (3,332,677 shares outstanding)		$20.57

See notes to financial statements.

Annual Report to Shareholders	19

Statement of Operations

American Leading Companies Trust

For the Year Ended March 31, 2008

Investment Income:
Dividends	$15,360,674
Interest	328,048
Less: Foreign taxes withheld	(81,087)

Total income		$15,607,635

Expenses:
Management fees	5,590,730
Distribution and service fees:
Primary Class	7,223,571
Audit and legal fees	40,292
Custodian fees	94,214
Directors’ fees and expenses	67,300
Registration fees	43,904
Reports to shareholders	195,027
Transfer agent and shareholder servicing expense:
Primary Class	469,530
Institutional Class	15,264
Other expenses	78,985

	13,818,817
Less: Compensating balance credits	(5,076)

Net expenses		13,813,741

Net Investment Income		1,793,894

Net Realized and Unrealized Gain/(Loss) on Investments:

Net realized gain on:
Investments	38,762,908
Foreign currency transactions	20,912

		38,783,820

Change in unrealized appreciation/(depreciation) of:
Investments	(160,516,555)
Assets and liabilities denominated in foreign currency	(21,681)

		(160,538,236)

Net Realized and Unrealized Loss on Investments		(121,754,416)

Change in Net Assets Resulting From Operations		$(119,960,522)

See notes to financial statements.

20	Annual Report to Shareholders

Statement of Changes in Net Assets

American Leading Companies Trust

	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007
Change in Net Assets:

Net investment income (loss)	$1,793,894	$(1,390,777)

Net realized gain	38,783,820	32,569,446

Change in unrealized appreciation/ (depreciation)	(160,538,236)	20,679,721

Change in net assets resulting from operations	(119,960,522)	51,858,390

Distributions to shareholders from:
Net investment income:
Primary Class	—	(442,116)
Institutional Class	—	(122,938)
Net realized gain on investments:
Primary Class	(44,369,956)	(39,878,038)
Institutional Class	(4,690,375)	(1,711,197)

Change in net assets from fund share transactions:
Primary Class	(82,074,308)	(2,542,988)
Institutional Class	13,294,031	31,278,504

Change in net assets	(237,801,130)	38,439,617

Net Assets:

Beginning of year	837,546,079	799,106,462

End of year	$599,744,949	$837,546,079

Undistributed net investment income and overdistributed net investment income, respectively	$1,667,958	$(47,362)

See notes to financial statements.

Annual Report to Shareholders	21

Financial Highlights

American Leading Companies Trust

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended March 31,
	2008		2007		2006	2005		2004
Net asset value, beginning of year	$24.87		$24.59		$21.85	$19.85		$14.54

Investment operations:
Net investment income/(loss)	.03	A	(.06	)A	.01	—	B	.01
Net realized and unrealized gain/(loss)	(3.81)		1.64		2.73	2.01		5.30

Total from investment operations	(3.78)		1.58		2.74	2.01		5.31

Distributions from:
Net investment income	—		(.01)		—	(.01)		—	B
Net realized gain on investments	(1.57)		(1.29)		—	—		—

Total distributions	(1.57)		(1.30)		—	(.01)		—

Net asset value, end of year	$19.52		$24.87		$24.59	$21.85		$19.85

Total return	(16.24)%		6.68%		12.54%	10.12%		36.54%

Ratios to Average Net Assets:C
Total expenses	1.83%		1.85%		1.86%	1.88%		1.90%
Expenses net of waivers, if any	1.83%		1.85%		1.86%	1.88%		1.90%
Expenses net of all reductions	1.83%		1.85%		1.86%	1.88%		1.90%
Net investment income (loss)	.12%		(.23)%		.04%	(.01)%		.05%
Supplemental Data:
Portfolio turnover rate	28.4%		19.0%		14.3%	19.4%		19.6%
Net assets, end of year (in thousands)	$531,186		$765,000		$757,630	$654,019		$585,295

A	Computed using average daily shares outstanding.
B	Amount less than $.01 per share.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

22	Annual Report to Shareholders

Financial Highlights — Continued

American Leading Companies Trust

Institutional Class:

	Years Ended March 31,
	2008		2007		2006	2005	2004
Net asset value, beginning of year	$25.86		$25.33		$22.34	$20.28	$14.83

Investment operations:
Net investment income	.31	A	.23	A	.22	.21	.20
Net realized and unrealized gain/(loss)	(4.03)		1.67		2.82	2.06	5.42

Total from investment operations	(3.72)		1.90		3.04	2.27	5.62

Distributions from:
Net investment income	—		(.08)		(.05)	(.21)	(.17)
Net realized gain on investments	(1.57)		(1.29)		—	—	—

Total distributions	(1.57)		(1.37)		(.05)	(.21)	(.17)

Net asset value, end of year	$20.57		$25.86		$25.33	$22.34	$20.28

Total return	(15.37)%		7.77%		13.63%	11.21%	37.96%

Ratios to Average Net Assets:C
Total expenses	.79%		.82%		.84%	.90%	.85%
Expenses net of waivers, if any	.79%		.82%		.84%	.90%	.85%
Expenses net of all reductions	.79%		.82%		.84%	.90%	.85%
Net investment income	1.22%		.90%		1.09%	.99%	1.14%
Supplemental Data:
Portfolio turnover rate	28.4%		19.0%		14.3%	19.4%	19.6%
Net assets, end of year (in thousands)	$68,559		$72,546		$41,476	$21,386	$16,996

See notes to financial statements.

Annual Report to Shareholders	23

Management’s Discussion of Fund Performance

U.S. Small-Capitalization Value Trust

Total returns for the U.S. Small-Capitalization Value Trust (“Fund”) for various periods ended March 31, 2008, are presented below, along with those of some comparative indicesA:

			Average Annual Total Returns Through March 31, 2008
	First Quarter 2008	One Year	Three Years	Five Years	Since InceptionB
U.S. Small-Cap Value Trust
Primary Class	–4.23%	–17.94%	–0.37%	+12.17%	+5.21%
Institutional Class	–4.00%	–17.17%	+0.63%	+13.37%	+6.39%
Russell 1000 Index	–9.48%	–5.40%	+6.19%	+11.86%	+4.02%
Russell 1000 Growth Index	–10.18%	–0.75%	+6.33%	+9.96%	+1.46%
Russell 1000 Value Index	–8.72%	–9.99%	+6.01%	+13.68%	+5.72%
Russell 2000 Index	–9.90%	–13.00%	+5.06%	+14.90%	+5.58%
Russell 2000 Value Index	–6.53%	–16.88%	+4.33%	+15.45%	+7.93%
Russell 2500 Index	–9.37%	–11.27%	+6.01%	+15.67%	+7.49%
Russell 2500 Value Index	–7.22%	–16.54%	+4.41%	+15.56%	+8.36%
Russell Midcap Index	–9.98%	–8.92%	+7.36%	+16.31%	+8.11%
Russell Midcap Value Index	–8.64%	–14.12%	+6.57%	+16.77%	+8.62%
S&P 500 Stock Composite Index	–9.44%	–5.08%	+5.85%	+11.32%	+3.64%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individual investors. For the Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The last 12 months have been an extraordinary period for the U.S. economy and for global financial markets. The relative calm of a year ago was disrupted by a series of unanticipated crises, originating primarily from the collapsing U.S. housing market.

A

See Glossary of Index Definitions on page 76. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices. Past performance does not guarantee future results.

B	The inception date of the Primary Class is June 15, 1998. The inception date of the Institutional Class is June 19, 1998. Index returns are for the periods beginning May 31, 1998.

24	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

Declining U.S. home prices severely impaired the mortgage market and its problem then spread throughout the financial world to infect various banks (domestically and globally), hedge funds, the municipal bond market, investment banks, and money market funds. Investors, financial institutions, and regulators seemed constantly caught off guard by the pervasive impact that the declining value of mortgages had on global financial markets.

U.S. equity returns reflected the troubled times, as stock prices fell through much of the period, including the latest quarter. For the 12 months, larger stocks declined the least, with the S&P 500 Index off –5.1% and the Russell 1000 Index down –5.4%, while the Russell 2000 Index dropped –13.0% and the Russell 2000 Value Index retreated –16.9%. Value stocks also trailed growth over the year, although smaller cap stocks and value stocks performed better relatively in the most recent quarter. The financial stocks were some of the worst performers this last year, reflecting the turmoil among these companies while consumer durable and retailer stock suffered as consumer spending slowed. Materials, commodity, and energy stocks performed quite well as continued global growth pushed demand and prices for their products.

Monetary authorities, particularly the U.S. Federal Reserve Board (Fed)C, moved aggressively to maintain financial stability. In addition to supporting the Bear Stearns rescue by JPMorgan, the Fed took the historic action of broadening its practices to allow for direct lending to investment banks. The Fed also cut short rates on March 18, 2008 to 2.25%, a full 3.0% reduction from a year ago. As the first quarter of 2008 closed, these measures seemed to succeed, at least for the short-run, in restoring liquidity and relieving stress in the financial markets. News on the economic front also deteriorated over the last year as mortgage delinquencies and foreclosures continued to rise and housing prices continued to fall. Additional reports confirmed that the slowdown was moving from Wall Street to the broader economy as consumer confidence fell, retail sales were weak, and employment softened. The Fed also had to contend with inflation as energy, grains, and other commodities traded near record levels, compounded by a weaker dollar. Globally, economic news was mixed, but growth seemed more resilient outside the U.S.

Over the last year, the Fund’s return trailed the returns for the Russell 2000 Index and Russell 2000 Value Index. The Fund has generally been underweight in the materials stocks, including steel and fertilizer producers, which hurt performance, but overweight in energy services firms, which helped to offset those losses. One negative for the Fund was that its industrial holdings have not benefited as much from the resilient global

C

Federal Reserve Board (Fed) – is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

Annual Report to Shareholders	25

economy as the typical small cap industrial and its holdings’ returns lagged. In the financial sector, the Fund’s significant position in the mortgage lenders was a negative for it as this group was one of the worst performers for the year. On the other hand, the Fund’s small-cap banks and insurance companies held up relatively well and benefited the Fund’s performance. Finally, utility stocks have been defensive in this difficult year, and the Fund both had an overweight position in these stocks and our holdings performed better than the typical small-cap utility.

During the last year, we reduced the Fund’s holdings in consumer discretionary stocks, while increasing our weighting in energy and information technology stocks. These changes have been the result of both the relative performance of each group and the changes to their valuation within our quantitative models. Our weight in the financial sector is relatively unchanged and this remains the largest sector in about a third of the portfolio.

Henry Otto
Steve Tonkovich

April 24, 2008
DJIA: 12,848.95

26	Annual Report to Shareholders

Expense Example

U.S. Small-Capitalization Value Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2007, and held through March 31, 2008. The ending value assumes dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/1/07 to 3/31/08
Primary Class:
Actual	$1,000.00	$862.30	$9.31
Hypothetical (5% return before expenses)	1,000.00	1,015.07	10.08

Institutional Class:
Actual	$1,000.00	$866.60	$4.67
Hypothetical (5% return before expenses)	1,000.00	1,020.07	5.05

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 2.00% and 1.00% for the Primary Class and Institutional Class respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (183) and divided by 366.

Annual Report to Shareholders	27

Performance Information

U.S. Small-Capitalization Value Trust

The graphs on the following pages compare the Fund’s total returns to that of the Russell 2000 Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

28	Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-17.94%	-17.94%
Five Years	+77.54%	+12.17%
Life of Class*	+64.44%	+5.21%

*	Inception date: June 15, 1998

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individual investors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning May 31, 1998.

Annual Report to Shareholders	29

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-17.17%	-17.17%
Five Years	+87.29%	+13.37%
Life of Class*	+83.20%	+6.39%

*	Inception date: June 19, 1998

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning June 30, 1998.

30	Annual Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of March 31, 2008)C

(As a percentage of the portfolio)

Top Ten Holdings (as of March 31, 2008)

Security	% of Net Assets
Odyssey Re Holdings Corp.	1.4%
Westar Energy Inc.	1.3%
Con-way Inc.	1.3%
SkyWest Inc.	1.2%
Del Monte Foods Co.	1.1%
Rent-A-Center Inc.	1.1%
Stone Energy Corp.	1.1%
StanCorp Financial Group Inc.	1.1%
Atmos Energy Corp.	1.1%
Hanover Insurance Group Inc.	1.1%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Annual Report to Shareholders	31

Selected Portfolio Performance D

Strongest performers for the year ended March 31, 2008E
1.	GrafTech International Ltd.	+78.5%
2.	Stone Energy Corp.	+76.2%
3.	Hornbeck Offshore Services Inc.	+59.4%
4.	Ampco-Pittsburgh Corp.	+51.2%
5.	Industrial Services of America Inc.	+51.0%
6.	Bristow Group Inc.	+47.2%
7.	Ameron International Corp.	+43.6%
8.	Callon Petroleum Co.	+33.3%
9.	Hastings Entertainment Inc.	+28.9%
10.	Gulfmark Offshore Inc.	+25.4%

Weakest performers for the year ended March 31, 2008E
1.	USEC Inc.	–77.2%
2.	PFF Bancorp Inc.	–71.6%
3.	Mesa Air Group Inc.	–68.8%
4.	YRC Worldwide Inc.	–67.4%
5.	Provident Bankshares Corp.	–65.6%
6.	Mercantile Bank Corp.	–65.6%
7.	Marlin Business Services Corp.	–65.5%
8.	Big 5 Sporting Goods Corp.	–65.5%
9.	Tuesday Morning Corp.	–65.1%
10.	McClatchy Co.	–64.5%

D

Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid. Portfolio changes are not reported for U.S. Small-Cap due to the Fund’s high volume of trading.

E	Securities held for the entire year.

32	Annual Report to Shareholders

Portfolio of Investments

U.S. Small-Capitalization Value Trust

March 31, 2008

	Shares/Par	Value
Common Stocks and Equity Interests — 99.3%
Consumer Discretionary — 16.6%
Auto Components — 1.1%
Aftermarket Technology Corp.	3,815	$74,164	A
ArvinMeritor Inc.	33,110	414,206
Dorman Products Inc.	11,250	120,937	A
Modine Manufacturing Co.	14,610	211,699
Superior Industries International Inc.	6,500	134,875
TRW Automotive Holdings Corp.	18,760	438,421	A

		1,394,302

Distributors — 0.1%
Audiovox Corp.	5,000	53,400	A
Core-Mark Holding Co. Inc.	900	25,866	A

		79,266

Diversified Consumer Services — 0.4%
Pre-Paid Legal Services Inc.	12,140	514,857	A

Hotels, Restaurants and Leisure — 1.9%
Bluegreen Corp.	35,830	240,061	A
CBRL Group Inc.	27,250	974,733
CEC Entertainment Inc.	12,340	356,379	A
Domino’s Pizza Inc.	7,100	95,779
Dover Downs Gaming and Entertainment Inc.	5,900	50,209
Frisch’s Restaurants Inc.	5,800	133,400
Interstate Hotels and Resorts Inc.	3,000	14,340	A
Landry’s Restaurants Inc.	3,100	50,468
Ruth’s Chris Steak House Inc.	1,900	13,129	A
Speedway Motorsports Inc.	19,740	494,882

		2,423,380

Household Durables — 1.9%
Bassett Furniture Industries Inc.	2,800	34,552
Blyth Inc.	4,700	92,684
Craftmade International Inc.	8,581	69,077
CSS Industries Inc.	17,370	607,255

Annual Report to Shareholders	33

	Shares/Par	Value
Consumer Discretionary — Continued
Household Durables — Continued
Ethan Allen Interiors Inc.	41,530	$1,180,698
Furniture Brands International Inc.	11,800	138,060
Hooker Furniture Corp.	13,430	300,026
La-Z-Boy Inc.	8,400	70,056

		2,492,408

Internet and Catalog Retail — N.M.
FTD Group Inc.	3,400	45,628
Systemax Inc.	300	3,618

		49,246

Leisure Equipment and Products — 1.2%
Aldila Inc.	5,200	59,280
Escalade Inc.	8,065	71,537
JAKKS Pacific Inc.	34,060	939,034	A
MarineMax Inc.	15,200	189,392	A
Polaris Industries Inc.	8,490	348,175

		1,607,418

Media — 1.2%
AH Belo Corp.	7,148	81,702	A
Alloy Inc.	3,300	24,458	A
Belo Corp.	35,740	377,772
Cox Radio Inc.	3,500	41,580	A
Getty Images Inc.	4,670	149,440	A
Journal Communications Inc.	40,380	298,004
McClatchy Co.	5,720	61,204
Saga Communications Inc.	15,100	84,560	A
Scholastic Corp.	300	9,081	A
Valassis Communications Inc.	35,040	380,184	A

		1,507,985

Multiline Retail — 0.1%
Tuesday Morning Corp.	38,110	197,410	A

34	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Consumer Discretionary — Continued
Specialty Retail — 6.9%
Aaron Rents Inc.	5,500	$118,470
America’s Car-Mart Inc.	1,200	15,108	A
Asbury Automotive Group Inc.	47,380	651,949
Big 5 Sporting Goods Corp.	20,790	182,328
Build-A-Bear Workshop Inc.	11,510	104,626	A
Charlotte Russe Holding Inc.	9,280	160,915	A
Charming Shoppes Inc.	79,696	384,932	A
Collective Brands Inc.	10,190	123,503	A
Conn’s Inc.	26,900	438,739	A
Foot Locker Inc.	6,000	70,620
Genesco Inc.	9,240	213,536	A
Group 1 Automotive Inc.	30,800	723,184
Hastings Entertainment Inc.	18,850	148,161	A
Haverty Furniture Cos. Inc.	4,100	43,624
Jos. A Bank Clothiers Inc.	3,998	81,959	A
Lithia Motors Inc.	18,520	188,163
Penske Automotive Group Inc.	62,150	1,209,439
Rent-A-Center Inc.	78,320	1,437,172	A
REX Stores Corp.	17,055	335,472	A
Shoe Carnival Inc.	3,300	44,649	A
Sonic Automotive Inc.	43,240	888,582
Stage Stores Inc.	20,115	325,863
The Cato Corp.	22,210	331,818
The Dress Barn Inc.	18,260	236,284	A
Zale Corp.	21,270	420,295	A

		8,879,391

Textiles, Apparel and Luxury Goods — 1.8%
Brown Shoe Co. Inc.	16,880	254,382
Columbia Sportswear Co.	3,000	132,090
Culp Inc.	3,000	22,560	A
Jones Apparel Group Inc.	27,260	365,829
K-Swiss Inc.	18,410	291,246
Lakeland Industries Inc.	500	5,845	A
Maidenform Brands Inc.	8,390	136,505	A

Annual Report to Shareholders	35

	Shares/Par	Value
Consumer Discretionary — Continued
Textiles, Apparel and Luxury Goods — Continued
Perry Ellis International Inc.	1,700	$37,111	A
Skechers U.S.A. Inc.	12,540	253,433	A
Steven Madden Ltd.	5,423	92,896	A
The Timberland Co.	35,850	492,221	A
Unifi Inc.	9,300	26,877	A
UniFirst Corp.	6,500	241,085

		2,352,080

Consumer Staples — 2.5%
Food Products — 1.5%
Chiquita Brands International Inc.	6,100	140,971	A
Del Monte Foods Co.	154,390	1,471,337
Monterey Gourmet Foods Inc.	4,100	12,546	A
Sanderson Farms Inc.	7,700	292,677

		1,917,531

Personal Products — 0.5%
CCA Industries Inc.	2,700	24,516
Elizabeth Arden Inc.	3,000	59,850	A
Mannatech Inc.	19,500	139,035
NBTY Inc.	7,900	236,605	A
Nutraceutical International Corp.	10,270	133,510	A
Parlux Fragrances Inc.	2,100	6,174	A
Schiff Nutrition International Inc.	10,660	63,853

		663,543

Tobacco — 0.5%
Universal Corp.	10,460	685,444

Energy — 7.5%
Energy Equipment and Services — 4.5%
Allis-Chalmers Energy Inc.	1,300	17,927	A
Basic Energy Services Inc.	4,800	105,984	A
Bristow Group Inc.	10,110	542,604	A
Bronco Drilling Co. Inc.	9,480	152,723	A
Cal Dive International Inc.	14,435	149,835	A

36	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Energy — Continued
Energy Equipment and Services — Continued
Complete Production Services Inc.	6,900	$158,286	A
Grey Wolf Inc.	81,960	555,689	A
Gulfmark Offshore Inc.	13,230	723,945	A
Hercules Offshore Inc.	900	22,608	A
Hornbeck Offshore Services Inc.	9,080	414,684	A
Key Energy Services Inc.	1,300	17,446	A
Lufkin Industries Inc.	6,500	414,830
Oil States International Inc.	14,800	663,188	A
Parker Drilling Co.	7,300	47,158	A
PHI Inc.	1,100	34,694	A
Pioneer Drilling Co.	22,200	353,646	A
SEACOR Holdings Inc.	1,500	128,040	A
Superior Well Services Inc.	17,180	375,727	A
Trico Marine Services Inc.	6,700	261,099	A
Union Drilling Inc.	15,400	269,346	A
Unit Corp.	900	50,985	A
W-H Energy Services Inc.	5,800	399,330	A

		5,859,774

Oil, Gas and Consumable Fuels — 3.0%
Alon USA Energy Inc.	9,030	137,346
Brigham Exploration Co.	47,680	289,418	A
Callon Petroleum Co.	19,250	348,232	A
Delek US Holdings Inc.	23,400	296,478
Overseas Shipholding Group Inc.	2,000	140,080
Rosetta Resources Inc.	2,000	39,475	A
St Mary Land and Exploration Co.	600	23,100
Stone Energy Corp.	27,070	1,416,032	A
Swift Energy Co.	7,300	328,427	A
USEC Inc.	28,820	106,634	A
VAALCO Energy Inc.	600	2,982	A
W&T Offshore Inc.	20,400	695,844

		3,824,048

Annual Report to Shareholders	37

	Shares/Par	Value
Financials — 35.8%
Capital Markets — N.M.
FirstCity Financial Corp.	1,100	$6,930	A
SWS Group Inc.	4,200	51,366

		58,296

Commercial Banks — 15.4%
1st Source Corp.	7,500	157,875
American National Bankshares Inc.	9,480	199,080
Ameris Bancorp	4,200	67,452
Arrow Financial Corp.	11,087	249,347
BancFirst Corp.	11,008	503,946
BancorpSouth Inc.	18,160	420,586
Cadence Financial Corp.	5,300	84,641
Camden National Corp.	11,750	397,620
Cathay General Bancorp	17,670	366,299
Chemical Financial Corp.	19,211	457,990
Citizens Banking Corp.	60,334	749,951
City Bank	6,000	133,620
Columbia Banking System Inc.	18,943	423,944
Community Bank System Inc.	21,210	520,918
Community Trust Bancorp Inc.	20,876	611,667
F.N.B. Corp.	50,840	793,612
First Bancorp	7,078	141,065
First Community Bancshares Inc.	11,450	417,009
First M&F Corp.	10,686	154,947
First Merchants Corp.	7,500	214,050
First Midwest Bancorp Inc.	16,290	452,373
First United Corp.	8,086	160,265
Firstbank Corp.	1,201	16,096
FNB Corp.	6,737	70,738
Fulton Financial Corp.	76,210	936,621
German American Bancorp Inc.	9,870	125,546
Great Southern Bancorp Inc.	5,600	87,416
Greene Bancshares Inc.	2,900	51,301
Harleysville National Corp.	2,270	32,733
IBERIABANK Corp.	5,775	255,544

38	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Financials — Continued
Commercial Banks — Continued
Independent Bank Corp.	10,370	$107,641
International Bancshares Corp.	41,106	928,173
Lakeland Financial Corp.	11,060	250,509
Macatawa Bank Corp.	6,725	70,007
MainSource Financial Group Inc.	16,214	251,319
Mercantile Bank Corp.	2,455	25,336
Merchants Bancshares Inc.	4,200	96,096
National Penn Bancshares Inc.	22,683	412,604
NBT Bancorp Inc.	35,190	781,218
Northrim BanCorp Inc.	8,820	160,348
Old Point Financial Corp.	1,971	37,710
PAB Bankshares Inc.	13,520	185,900
Pacific Capital Bancorp	19,150	411,725
Park National Corp.	6,600	467,610
Penns Woods Bancorp Inc.	4,680	155,142
Peoples Bancorp Inc.	11,558	278,663
Prosperity Bancshares Inc.	4,100	117,506
Provident Bankshares Corp.	16,505	177,264
Renasant Corp.	9,102	204,795
Republic First Bancorp Inc.	14,418	71,081	A
Royal Bancshares of Pennsylvania Inc.	1,450	20,981
S&T Bancorp Inc.	7,900	254,143
Sierra Bancorp	5,840	126,202
Simmons First National Corp.	8,290	246,462
Southwest Bancorp Inc.	10,460	183,155
Susquehanna Bancshares Inc.	23,890	486,639
Taylor Capital Group Inc.	5,564	91,361
TriCo Bancshares	13,377	231,556
Trustmark Corp.	52,630	1,172,596
Union Bankshares Corp.	5,800	112,346
United Bankshares Inc.	17,670	470,905
Univest Corp. of Pennsylvania	9,970	261,114
Washington Trust Bancorp Inc.	6,100	151,402
WesBanco Inc.	14,410	356,071
West Bancorporation	7,700	101,332

Annual Report to Shareholders	39

	Shares/Par	Value
Financials — Continued
Commercial Banks — Continued
West Coast Bancorp	9,230	$134,666
Whitney Holding Corp.	36,820	912,768
Wintrust Financial Corp.	2,400	83,880
Yadkin Valley Financial Corp.	6,100	77,165

		19,919,643

Consumer Finance — 0.6%
AmeriCredit Corp.	43,930	442,375	A
Credit Acceptance Corp.	11,550	179,371	A
Nelnet Inc.	12,880	151,340
World Acceptance Corp.	1,700	54,145	A

		827,231

Diversified Financial Services — 0.6%
Asset Acceptance Capital Corp.	32,820	316,057
California First National Bancorp	6,600	63,756
Financial Federal Corp.	12,340	269,135
Marlin Business Services Corp.	8,180	61,677	A
Medallion Financial Corp.	1,800	16,272

		726,897

Insurance — 14.6%
21st Century Holding Co.	800	10,248
American Equity Investment Life Holding Co.	54,000	501,120
American Physicians Capital Inc.	900	41,724
Amtrust Financial Services Inc.	5,600	90,776
Baldwin and Lyons Inc.	1,300	33,384
CNA Surety Corp.	43,930	675,643	A
Conseco Inc.	46,960	478,992	A
Delphi Financial Group Inc.	42,825	1,251,775
Donegal Group Inc. — Class A	7,245	126,063
Donegal Group Inc. — Class B	3,672	65,912
Eastern Insurance Holdings Inc.	1,000	14,480
EMC Insurance Group Inc.	5,962	160,318
FBL Financial Group Inc.	35,900	1,022,791
First Mercury Financial Corp.	1,700	29,597	A

40	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Financials — Continued
Insurance — Continued
FPIC Insurance Group Inc.	900	$42,426	A
Hallmark Financial Services Inc.	1,900	21,204	A
Hanover Insurance Group Inc.	33,270	1,368,728
Harleysville Group Inc.	18,260	659,003
Horace Mann Educators Corp.	43,930	767,897
Infinity Property and Casualty Corp.	24,980	1,039,168
IPC Holdings Ltd.	5,900	165,200
Max Capital Group Ltd.	5,300	138,807
Meadowbrook Insurance Group Inc.	47,090	367,773
Mercer Insurance Group Inc.	1,900	33,041
Mercury General Corp.	440	19,496
Montpelier Re Holdings Ltd.	9,100	146,055
National Interstate Corp.	8,090	188,902
National Western Life Insurance Co.	3,200	693,728
Navigators Group Inc.	7,300	397,120	A
Nymagic Inc.	8,190	185,995
Odyssey Re Holdings Corp.	48,290	1,774,658
Platinum Underwriters Holdings Ltd.	4,900	159,054
PMA Capital Corp.	3,300	28,182	A
Presidential Life Corp.	32,770	571,509
ProAssurance Corp.	3,300	177,639	A
ProCentury Corp.	12,240	220,320
RLI Corp.	8,590	425,806
Safety Insurance Group Inc.	22,205	757,857
SeaBright Insurance Holdings	9,280	136,694	A
Selective Insurance Group Inc.	25,170	601,060
Specialty Underwriters’ Alliance Inc.	6,400	27,264	A
StanCorp Financial Group Inc.	29,610	1,412,693
State Auto Financial Corp.	15,790	459,963
Stewart Information Services Corp.	1,700	47,583
The Phoenix Cos. Inc.	50,540	617,093
Unico American Corp.	5,200	48,880	A
United America Indemnity Ltd.	2,100	40,446	A
United Fire and Casualty Co.	14,416	539,158

Annual Report to Shareholders	41

	Shares/Par	Value
Financials — Continued
Insurance — Continued
Unitrin Inc.	1,500	$53,010
Universal Insurance Holdings Inc.	3,600	13,608

		18,849,843

Thrifts and Mortgage Finance — 4.6%
Anchor Bancorp Wisconsin Inc.	30,680	582,000
Corus Bankshares Inc.	71,470	695,403
First Defiance Financial Corp.	2,902	53,252
First Financial Holdings Inc.	13,720	321,871
First Financial Service Corp.	6,382	152,211
First Place Financial Corp.	15,382	199,966
FirstFed Financial Corp.	14,780	401,277	A
Flushing Financial Corp.	16,930	297,629
Harrington West Financial Group Inc.	7,555	61,724
HMN Financial Inc.	5,900	136,172
Legacy Bancorp Inc.	800	11,176
NewAlliance Bancshares Inc.	10,200	125,052
North Central Bancshares Inc.	2,300	66,953
Parkvale Financial Corp.	8,590	230,556
PFF Bancorp Inc.	19,080	158,746
Timberland Bancorp Inc.	12,640	147,256
United Financial Bancorp Inc.	1,600	17,728
Washington Federal Inc.	56,447	1,289,249
Webster Financial Corp.	28,530	795,131
WSFS Financial Corp.	4,000	197,120

		5,940,472

Health Care — 1.5%
Biotechnology — 0.1%
Trimeris Inc.	10,290	67,091	A

Health Care Equipment and Supplies — 0.1%
Cardiac Science Corp.	5,100	42,585	A
HealthTronics Inc.	3,300	10,692	A
National Dentex Corp.	2,022	26,064	A

42	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Health Care — Continued
Health Care Equipment and Supplies — Continued
Span-America Medical Systems Inc.	300	$3,540
Theragenics Corp.	3,400	13,396	A

		96,277

Health Care Providers and Services — 1.2%
Advocat Inc.	2,700	29,376	A
Apria Healthcare Group Inc.	33,460	660,835	A
Healthspring Inc.	5,600	78,848	A
LifePoint Hospitals Inc.	27,160	746,085	A
Lincare Holdings Inc.	1,000	28,110	A
Universal American Financial Corp.	7,600	80,560	A

		1,623,814

Life Sciences Tools and Services — 0.1%
Albany Molecular Research Inc.	7,900	95,906	A

Pharmaceuticals — N.M.
Caraco Pharmaceutical Laboratories Ltd.	1,100	19,745	A
King Pharmaceuticals Inc.	4,060	35,322	A

		55,067

Industrials — 16.8%
Aerospace and Defense — 0.1%
Astronics Corp.	600	11,592	A
Herley Industries Inc.	1,400	14,476	A
SIFCO Industries Inc.	4,700	48,410	A

		74,478

Air Freight and Logistics — 0.7%
ABX Air Inc.	48,080	141,355	A
Air T Inc.	1,100	10,582
Atlas Air Worldwide Holdings Inc.	2,200	121,000	A
Pacer International Inc.	26,950	442,789
Park-Ohio Holdings Corp.	9,700	152,387	A

		868,113

Annual Report to Shareholders	43

	Shares/Par	Value
Industrials — Continued
Airlines — 2.2%
Alaska Air Group Inc.	4,500	$88,290	A
Mesa Air Group Inc.	54,620	128,357	A
Pinnacle Airlines Corp.	17,000	148,410	A
Republic Airways Holdings Inc.	43,930	951,524	A
SkyWest Inc.	71,360	1,507,123

		2,823,704

Building Products — 2.2%
Ameron International Corp.	5,580	521,897
Lennox International Inc.	34,620	1,245,282
NCI Building Systems Inc.	9,050	219,010	A
Simpson Manufacturing Co. Inc.	11,960	325,073
U.S. Home Systems Inc.	2,600	9,438	A
Universal Forest Products Inc.	17,180	553,196

		2,873,896

Commercial Services and Supplies — 2.1%
Comforce Corp.	12,730	26,606	A
COMSYS IT Partners Inc.	1,700	14,382	A
Deluxe Corp.	30,840	592,436
Ennis Inc.	18,060	303,047
Heidrick and Struggles International Inc.	2,100	68,313
Herman Miller Inc.	4,500	110,565
Industrial Services of America Inc.	3,400	33,932
Kelly Services Inc.	12,730	261,729
Kforce Inc.	1,500	13,260	A
Kimball International Inc.	6,100	65,392
Knoll Inc.	17,280	199,411
Korn/Ferry International	5,800	98,020	A
Mobile Mini Inc.	4,300	81,700	A
PeopleSupport Inc.	4,900	44,688	A
RCM Technologies Inc.	1,200	4,632	A
TrueBlue Inc.	29,910	401,990	A
United Stationers Inc.	3,800	181,260	A
Virco Manufacturing	9,300	48,639

44	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Industrials — Continued
Commercial Services and Supplies — Continued
Volt Information Sciences Inc.	8,980	$152,301	A
VSE Corp.	1,200	33,876
WCA Waste Corp.	4,200	25,536	A

		2,761,715

Construction and Engineering — 0.4%
Michael Baker Corp.	900	20,214	A
Northwest Pipe Co.	2,900	123,221	A
Perini Corp.	10,700	387,661	A

		531,096

Electrical Equipment — 1.9%
A.O. Smith Corp.	16,190	532,165
Acuity Brands Inc.	9,260	397,717
GrafTech International Ltd.	45,800	742,418	A
Plug Power Inc.	19,600	60,956	A
Regal-Beloit Corp.	18,460	676,190
SL Industries Inc.	100	1,990	A
Superior Essex Inc.	2,300	64,676	A
Technology Research Corp.	300	855

		2,476,967

Industrial Conglomerates — N.M.
Standex International Corp.	42	938

Machinery — 3.2%
Accuride Corp.	26,210	214,398	A
Actuant Corp.	11,360	343,185
American Railcar Industries Inc.	2,500	50,825
Ampco-Pittsburgh Corp.	4,700	202,053
Baldwin Technology Co.	600	1,542	A
Columbus McKinnon Corp.	20	620	A
Crane Co.	10,490	423,271
Gardner Denver Inc.	12,998	482,226	A
Gehl Co.	8,590	145,515	A
Hurco Cos. Inc.	2,800	130,984	A

Annual Report to Shareholders	45

	Shares/Par	Value
Industrials — Continued
Machinery — Continued
Kennametal Inc.	7,900	$232,497
Mueller Industries Inc.	26,160	754,716
NACCO Industries Inc.	200	16,188
NN Inc.	17,515	170,421
The Timken Co.	29,685	882,238
Wabash National Corp.	4,400	39,556

		4,090,235

Marine — 0.1%
International Shipholding Corp.	5,500	105,490	A
TBS International Ltd.	3,200	96,640	A

		202,130

Road and Rail — 2.7%
Arkansas Best Corp.	18,060	575,391
Con-way Inc.	32,870	1,626,407
P.A.M. Transportation Services Inc.	7,200	112,032	A
Ryder System Inc.	700	42,637
Saia Inc.	11,300	179,218	A
USA Truck Inc.	1,000	12,910	A
Werner Enterprises Inc.	25,380	471,053
YRC Worldwide Inc.	36,430	477,962	A

		3,497,610

Trading Companies and Distributors — 1.2%
Applied Industrial Technologies Inc.	7,900	236,131
GATX Corp.	5,700	222,699
H&E Equipment Services Inc.	300	3,771	A
Rush Enterprises Inc.	2,400	38,016	A
TAL International Group Inc.	5,500	129,635
United Rentals Inc.	47,190	889,060	A
Willis Lease Finance Corp.	800	10,056	A

		1,529,368

46	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Information Technology — 6.3%
Communications Equipment — 0.2%
ADC Telecommunications Inc.	10,070	$121,646	A
Communications Systems Inc.	800	8,616
Performance Technologies Inc.	1,480	6,778	A
Sycamore Networks Inc.	44,800	163,968	A

		301,008

Computers and Peripherals — 0.2%
Adaptec Inc.	6,400	18,816	A
Hauppauge Digital Inc.	3,100	10,416	A
Hutchinson Technology Inc.	11,600	184,556	A
Key Tronic Corp.	10,370	26,858	A
Rackable Systems Inc.	6,600	60,192	A

		300,838

Electronic Equipment and Instruments — 3.3%
ADDvantage Technologies Group Inc.	4,700	16,262	A
Anixter International Inc.	7,100	454,684	A
Benchmark Electronics Inc.	53,900	967,505	A
CPI International Inc.	1,400	13,888	A
CTS Corp.	3,500	37,450
DDi Corp.	2,100	9,744	A
Frequency Electronics Inc.	1,800	14,004
Insight Enterprises Inc.	18,230	319,025	A
PC Connection Inc.	2,800	22,176	A
RadiSys Corp.	3,500	35,315	A
SYNNEX Corp.	37,710	800,206	A
Tech Data Corp.	11,400	373,920	A
TTM Technologies Inc.	27,400	310,168	A
Vishay Intertechnology Inc.	74,705	676,827	A
Wireless Telecom Group Inc.	39,190	60,745	A
Wireless Xcessories Group Inc.	3,200	4,160	A
Zones Inc.	11,900	97,699	A

		4,213,778

Annual Report to Shareholders	47

	Shares/Par	Value
Information Technology — Continued
Internet Software and Services — 0.7%
RealNetworks Inc.	20,100	$115,173	A
United Online Inc.	67,350	711,216

		826,389

IT Services — 0.1%
Computer Task Group Inc.	2,000	8,240	A
Edgewater Technology Inc.	1,300	6,851	A
Ness Technologies Inc.	4,600	43,654	A
StarTek Inc.	2,860	26,341	A
TSR Inc.	7,100	29,820

		114,906

Semiconductors and Semiconductor Equipment — 1.8%
Advanced Energy Industries Inc.	17,280	229,133	A
Axcelis Technologies Inc.	9,600	53,760	A
Integrated Silicon Solution Inc.	6,500	39,325	A
Kulicke and Soffa Industries Inc.	18,550	88,669	A
MKS Instruments Inc.	41,950	897,730	A
Nanometrics Inc.	1,900	13,585	A
ON Semiconductor Corp.	16,800	95,424	A
Photronics Inc.	26,550	253,552	A
RF Micro Devices Inc.	47,360	125,978	A
Rudolph Technologies Inc.	7,700	75,229	A
Sigma Designs Inc.	7,100	160,957	A
Ultra Clean Holdings Inc.	15,500	151,900	A
White Electronic Designs Corp.	1,900	8,580	A
Zoran Corp.	11,900	162,554	A

		2,356,376

Software — N.M.
Dynamics Research Corp.	900	9,099	A
Pervasive Software Inc.	2,000	7,800	A
Versant Corp.	789	19,804	A

		36,703

48	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Materials — 5.0%
Chemicals — 2.4%
Hercules Inc.	25,860	$472,979
ICO Inc.	6,600	45,804	A
Material Sciences Corp.	1,400	10,864	A
Olin Corp.	66,850	1,320,956
PolyOne Corp.	52,810	336,400	A
RPM International Inc.	19,570	409,796
Spartech Corp.	1,600	13,520
Westlake Chemical Corp.	33,180	432,999

		3,043,318

Construction Materials — 0.5%
Eagle Materials Inc.	1,700	60,435
Headwaters Inc.	39,390	519,554	A
U.S. Concrete Inc.	31,130	118,294	A

		698,283

Containers and Packaging — 1.1%
Rock-Tenn Co.	1,500	44,955
Silgan Holdings Inc.	26,620	1,321,150

		1,366,105

Metals and Mining — 0.7%
A.M. Castle and Co.	800	21,600
Gibraltar Industries Inc.	24,882	291,866
Worthington Industries Inc.	39,100	659,617

		973,083

Paper and Forest Products — 0.3%
Buckeye Technologies Inc.	22,400	249,984	A
Schweitzer-Mauduit International Inc.	3,700	85,618

		335,602

Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Cincinnati Bell Inc.	48,070	204,778	A

Annual Report to Shareholders	49

	Shares/Par	Value
Telecommunication Services — Continued
Wireless Telecommunication Services — N.M.
USA Mobility Inc.	2,300	$16,422	A

Utilities — 7.1%
Electric Utilities — 3.3%
Allete Inc.	6,200	239,444
Great Plains Energy Inc.	27,050	666,782
IDACORP Inc.	32,670	1,049,034
Portland General Electric Co.	27,900	629,145
Westar Energy Inc.	72,560	1,652,191

		4,236,596

Gas Utilities — 3.1%
AGL Resources Inc.	10,270	352,466
Atmos Energy Corp.	55,080	1,404,540
Nicor Inc.	17,280	579,053
Southwest Gas Corp.	7,300	204,108
The Laclede Group Inc.	10,300	366,989
WGL Holdings Inc.	35,080	1,124,665

		4,031,821

Multi-Utilities — 0.7%
Avista Corp.	12,900	252,324
Black Hills Corp.	10,960	392,149
PNM Resources Inc.	2,940	36,662
Puget Energy Inc.	9,160	236,969

		918,104

Total Common Stocks and Equity Interests (Cost — $136,152,772)		128,412,980

50	Annual Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Repurchase Agreements — 1.5%
Goldman Sachs & Co. 2.60%, dated 3/31/08, to be repurchased at $931,536 on 4/1/08 (Collateral: $956,416 Fannie Mae mortgage-backed securities, 5.00%, due 10/1/35, value $953,228)	$931,469	$931,469
JPMorgan Chase and Co. 2.30%, dated 3/31/08, to be repurchased at $931,528 on 4/1/08 (Collateral: $936,000 Freddie Mac bond, 5.45% due 9/2/11, value $952,100)	931,468	931,468

Total Repurchase Agreements (Cost — $1,862,937)		1,862,937

Total Investments — 100.8% (Cost — $138,015,709)B		130,275,917
Other Assets Less Liabilities — (0.8)%		(984,905)

Net Assets — 100.0%		$129,291,012

N.M. Not Meaningful.

A	Non-income producing.
B	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,591,458
Gross unrealized depreciation	(22,333,888)

Net unrealized depreciation	$(7,742,430)

See notes to financial statements.

Annual Report to Shareholders	51

Statement of Assets and Liabilities

U.S. Small-Capitalization Value Trust

March 31, 2008

Assets:
Investment securities at market value (Cost – $136,152,772)		$128,412,980
Short-term securities at value (Cost – $1,862,937)		1,862,937
Receivable for securities sold		2,289,105
Dividends and interest receivable		191,822
Receivable for fund shares sold		144,534

Total assets		132,901,378
Liabilities:
Payable for securities purchased	$2,452,067
Payable for fund shares repurchased	858,976
Accrued distribution and service fees	167,789
Accrued management fee	4,705
Accrued expenses	126,829

Total liabilities		3,610,366

Net Assets		$129,291,012

Net assets consist of:
Accumulated paid-in-capital		$136,477,688
Undistributed net investment income		318,019
Accumulated net realized gain on investments		235,097
Net unrealized depreciation on investments		(7,739,792)

Net Assets		$129,291,012

Net Asset Value Per Share:
Primary Class (10,952,917 shares outstanding)		$9.50

Institutional Class (2,287,795 shares outstanding)		$11.05

See notes to financial statements.

52	Annual Report to Shareholders

Statement of Operations

U.S. Small-Capitalization Value Trust

For the Year Ended March 31, 2008

Investment Income:
Dividends	$3,936,382
Interest	161,985
Other income	625

Total income		$4,098,992

Expenses:
Management fees	1,558,494
Distribution and service fees:
Primary Class	1,640,158
Audit and legal fees	37,388
Custodian fees	46,970
Directors’ fees and expenses	67,348
Registration fees	39,463
Reports to shareholders	103,996
Transfer agent and shareholder servicing expense:
Primary Class	147,614
Institutional Class	13,702
Other expenses	18,338

	3,673,471
Less: Fees Waived	(86,298)
Compensating balance credits	(2,357)

Net expenses		3,584,816

Net Investment Income		514,176
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	20,425,094
Change in unrealized appreciation/(depreciation) of investments	(56,545,169)

Net Realized and Unrealized Loss on Investments		(36,120,075)

Change in Net Assets Resulting From Operations		$(35,605,899)

See notes to financial statements.

Annual Report to Shareholders	53

Statement of Changes in Net Assets

U.S. Small-Capitalization Value Trust

	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007
Change in Net Assets:

Net investment income (loss)	$514,176	$(55,095)

Net realized gain	20,425,094	30,763,772

Change in unrealized appreciation/ (depreciation)	(56,545,169)	(14,450,301)

Change in net assets resulting from operations	(35,605,899)	16,258,376
Distributions to shareholders from:
Net realized gain on investments:
Primary Class	(23,950,967)	(26,097,530)
Institutional Class	(3,985,324)	(3,413,743)
Change in net assets from fund share transactions:
Primary Class	(49,660,316)	(12,106,583)
Institutional Class	673,996	(878,578)

Change in net assets	(112,528,510)	(26,238,058)

Net Assets:

Beginning of year	241,819,522	268,057,580

End of year	$129,291,012	$241,819,522

Undistributed net investment income and accumulated net investment loss, respectively	$318,019	$(39,434)

See notes to financial statements.

54	Annual Report to Shareholders

Financial Highlights

U.S. Small-Capitalization Value Trust

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended March 31,
	2008		2007		2006	2005	2004
Net asset value, beginning of year	$13.73		$14.51		$14.43	$14.52	$8.93

Investment operations:
Net investment income/(loss)	.01	A	(.02	)A	(.06)	(.05)	(.07)
Net realized and unrealized gain/(loss)	(2.30)		.98		1.77	1.38	5.75

Total from investment operations	(2.29)		.96		1.71	1.33	5.68

Distributions from:
Net realized gain on investments	(1.94)		(1.74)		(1.63)	(1.42)	(.09)

Total distributions	(1.94)		(1.74)		(1.63)	(1.42)	(.09)

Net asset value, end of year	$9.50		$13.73		$14.51	$14.43	$14.52

Total return	(17.94)%		7.00%		12.63%	9.67%	63.71%

Ratios to Average Net Assets:B
Total expenses	2.05%		2.04%		2.01%	2.00%	2.05%
Expenses net of waivers, if any	2.00%		2.00%		2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%		2.00%		2.00%	2.00%	2.00%
Net investment income (loss)	.10%		(.15)%		(.40)%	(.39)%	(.61)%
Supplemental Data:
Portfolio turnover rate	31.7%		28.9%		30.9%	46.7%	44.3%
Net assets, end of year (in thousands)	$104,013		$207,926		$232,061	$242,719	$226,351

A	Computed using average daily shares outstanding.
B

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders	55

Institutional Class:

	Years Ended March 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$15.48		$15.99		$15.59		$15.39	$9.36

Investment operations:
Net investment income	.16	A	.13	A	—	C	.09	.05
Net realized and unrealized gain/(loss)	(2.65)		1.10		2.03		1.53	6.07

Total from investment operations	(2.49)		1.23		2.03		1.62	6.12

Distributions from:
Net realized gain on investments	(1.94)		(1.74)		(1.63)		(1.42)	(.09)

Total distributions	(1.94)		(1.74)		(1.63)		(1.42)	(.09)

Net asset value, end of year	$11.05		$15.48		$15.99		$15.59	$15.39

Total return	(17.17)%		8.09%		13.81%		11.06%	65.49%

Ratios to Average Net Assets:B
Total expenses	1.01%		1.00%		.98%		.93%	.98%
Expenses net of waivers, if any	1.00%		1.00%		.98%		.93%	.98%
Expenses net of all reductions	1.00%		1.00%		.98%		.93%	.98%
Net investment income	1.13%		.85%		.66%		.69%	.41%
Supplemental Data:
Portfolio turnover rate	31.7%		28.9%		30.9%		46.7%	44.3%
Net assets, end of year (in thousands)	$25,278		$33,894		$35,997		$14,349	$10,351

C	Amount less than $.01 per share.

See notes to financial statements.

56	Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Investors Trust, Inc.

1. Organization and Significant Accounting Policies:

The Legg Mason Investors Trust, Inc. (“Corporation”), consisting of American Leading Companies Trust (“American Leading Companies”) and U.S. Small-Capitalization Value Trust (“U.S. Small-Cap”) (each a “Fund”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

Each Fund consists of three classes of shares: Primary Class, Institutional Class and Financial Intermediary Class. The Financial Intermediary Class is not currently active in either Fund. The income and expenses of the Funds are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities, for which market quotations are readily available, are valued at current market value.

Each Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors known to a Fund are considered. These factors are subject to change over time and are reviewed periodically. Each Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund would expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of fair valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material. At March 31, 2008, there were no fair valued securities in either of the Funds.

Annual Report to Shareholders	57

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2008, security transactions (excluding short-term investments were:)

	Purchases	Proceeds From Sales
American Leading Companies	$223,764,712	$317,349,236
U.S. Small-Cap	60,322,150	125,674,158

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities for each fund.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the debt obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Funds’ investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Fund’s enter into repurchase agreements to evaluate potential risks.

58	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

Compensating Balance Credits

Each fund has an arrangement with their custodian bank whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Funds’ cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

American Leading Companies has entered into a directed brokerage agreement with State Street Bank & Trust Company (“State Street”). Under the agreement, State Street Bank will rebate to the Fund a percentage of commissions generated by the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the fiscal year ended March 31, 2008, the Fund did not receive any commission rebates.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually for each Fund. Distributions from net realized capital gains, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary, in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within each Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

The Funds are subject to foreign income taxes imposed by certain countries in which each invests. Foreign income taxes are accrued by the Funds and withheld from dividend and interest income.

Other

In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against that Fund in the future and, therefore, cannot be estimated. However, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

Annual Report to Shareholders	59

investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in either Fund’s financial statements.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in either Fund’s financial statements. Each Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund		Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
American Leading Companies	(A)	$1,253,574	$(484,494)	$(769,080)
	(B)	(1,332,146)	1,332,146	—
U.S. Small-Cap	(C)	$(115,504)	$(461,329)	$576,833
	(D)	(41,329)	41,329	—

A

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and the book/tax differences in the timing of the deductibility of various expenses.

B	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and a prior year tax net operating loss which offsets short-term capital gains.
C	Reclassifications are primarily due to distributions related to the redemption of Fund shares.
D	Reclassifications are primarily due to a prior year tax net operating loss which offsets short-term capital gains for tax purposes.

60	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

	American Leading Companies	U.S. Small-Cap
Distributions paid from:
Ordinary Income	$1,708,893	$4,083,013
Net Long-term Capital Gains	47,351,438	23,853,278

Total Distributions Paid	$49,060,331	$27,936,291

The tax character of distributions paid during the fiscal years ended March 31, 2007 was as follows:

	American Leading Companies	U.S. Small-Cap
Distributions paid from:
Ordinary Income	$561,353	$3,029,792
Net Long-term Capital Gains	41,592,935	26,481,481

Total Distributions Paid	$42,154,288	$29,511,273

Accumulated Earnings on a Tax Basis:

As of March 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	American Leading Companies		U.S. Small-Cap
Undistributed ordinary income — net	$1,759,209		$453,975
Undistributed long-term capital gains — net	—		237,735

Total undistributed earnings	$1,759,209		$691,710
Other book/tax temporary differences	(3,865,715	)A	(135,956	)C

Unrealized appreciation/(depreciation)	145,814,327	B	(7,742,430	)D

Total accumulated earnings/(losses) — net	$143,707,821		$(7,186,676)

A

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and the book/tax differences in the timing of the deductibility of various expenses.

B

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the book/tax difference in the treatment of distributions from certain securities.

C	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.
D	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Annual Report to Shareholders	61

Tax Cost of Investments:

As of March 31, 2008, the aggregate cost of investments for federal income tax purposes were as follows:

American Leading Companies	$454,851,515
U.S. Small-Cap	$138,018,347

3. Transactions With Affiliates:

American Leading Companies has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides American Leading Companies with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets.

U.S. Small-Cap has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to the agreement, LMFA provides U.S. Small-Cap with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets.

The following chart summarizes the management fees for each of the Funds:

Fund	Management Fee	Asset Breakpoint
American Leading Companies	0.70%	on assets up to $2 billion
	0.65%	on assets in excess of $2 billion

U.S. Small-Cap	0.85%	on assets up to $100 million
	0.75%	on assets $100 million – $1 billion
	0.65%	on assets in excess of $1 billion

LMCM and LMFA have voluntarily agreed to waive their fees in any month to the extent a Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund’s average daily net assets until August 1, 2008. For the year ended March 31, 2008, LMFA waived distribution fees in the amount of $86,298 for U.S. Small-Cap.

The following chart summarizes the expense limitations for each of the Funds:

Fund	Primary Class Expense Limitation	Institutional Class Expense Limitation
American Leading Companies	1.95%	0.95%
U.S. Small-Cap	2.00%	1.00%

62	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as investment adviser to U.S. Small-Cap. Brandywine Global is responsible, subject to the general supervision of LMFA, for the actual investment activity of the Fund. LMFA pays Brandywine Global a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA.

Legg Mason Investor Services, LLC (“LMIS”), serves as the Funds’ distributor. LMIS receives an annual distribution fee and an annual service fee based on each Fund’s Primary Class’s average daily net assets, computed daily and payable monthly as follows:

Fund	Distribution Fee	Service Fee
American Leading Companies
Primary Class	0.75%	0.25%
U.S. Small-Cap
Primary Class	0.75%	0.25%

LMFA serves as administrator to American Leading Companies under an administrative services agreement with LMCM. For LMFA’s services to American Leading Companies, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund.

LM Fund Services, Inc. (“LMFS”) a registered transfer agent, had an agreement with the Funds’ transfer agent pursuant to which LMFS received payments from the Funds’ transfer agent with respect to accounts where third parties provided certain services to the Funds. These payments were used to offset the Funds’ expenses for such services. These payments totaled $39,125 for American Leading Companies; and $11,531 for U.S. Small-Cap for the year ended March 31, 2008. The agreement was terminated effective August 1, 2007 and LMFS no longer receives payments from the Funds’ transfer agent.

LMCM, LMFA, Brandywine Global, LMIS, and LMFS are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

4. Line of Credit:

The Funds, along with certain other Legg Mason Funds, participate in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal

Annual Report to Shareholders	63

and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds made no borrowings under the Credit Agreement during the fiscal year ended March 31, 2008.

5. Fund Share Transactions:

At March 31, 2008, there were 250,000,000, and 50,000,000 shares authorized at $.001 par value for the Primary Classes of American Leading Companies, and U.S. Small-Cap, respectively. At March 31, 2008, there were 100,000,000, and 50,000,000 shares authorized at $.001 par value for the Financial Intermediary Classes of American Leading Companies, and U.S. Small-Cap, respectively (the Financial Intermediary Class of each Fund is not currently operational). At March 31, 2008, there were 250,000,000, and 50,000,000 shares authorized at $.001 par value for the Institutional Classes of American Leading Companies, and U.S. Small-Cap, respectively.

Share transactions are detailed below:

American Leading Companies Trust

	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	2,357,186	$56,648,242	3,500,222	$84,946,094
Shares issued on reinvestment	1,793,915	42,205,622	1,614,446	38,909,898
Shares repurchased	(7,694,594)	(180,928,172)	(5,165,072)	(126,398,980)

Net Decrease	(3,543,493)	$(82,074,308)	(50,404)	$(2,542,988)

Institutional Class
Shares sold	978,756	$24,402,089	1,926,906	$50,116,952
Shares issued on reinvestment	188,146	4,645,699	72,560	1,795,611
Shares repurchased	(639,339)	(15,753,757)	(831,821)	(20,634,059)

Net Increase	527,563	$13,294,031	1,167,645	$31,278,504

64	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

U.S. Small-Capitalization Value Trust

	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	546,261	$6,603,007	1,158,306	$16,222,500
Shares issued on reinvestment	2,093,967	22,785,853	1,848,900	25,280,312
Shares repurchased	(6,828,085)	(79,049,176)	(3,859,371)	(53,609,395)

Net Decrease	(4,187,857)	$(49,660,316)	(852,165)	$(12,106,583)

Institutional Class
Shares sold	822,469	$11,074,327	633,277	$9,832,820
Shares issued on reinvestment	319,399	3,985,324	223,291	3,413,743
Shares repurchased	(1,043,915)	(14,385,655)	(918,276)	(14,125,141)

Net Increase (Decrease)	97,953	$673,996	(61,708)	$(878,578)

6. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. FIN 48 became effective for fiscal periods beginning after December 15, 2006. Effective April 1, 2007, the Fund adopted FIN 48. There was no material impact to the financial statements or disclosure thereto as a result of this adoption.

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. For registered investment companies, the application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. Management has evaluated the implication of FAS 157 and does not believe the adoption of FAS 157 will materially impact the amount recorded in the financial statements, however, additional disclosure will be required in subsequent reports.

Annual Report to Shareholders	65

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statements and related disclosures.

The Funds’ investment policies do not permit the Funds to engage in derivative transactions. Unless the Funds’ policies change to permit engaging in derivative transactions, FAS 161 will have no impact on the Funds’ disclosures.

66	Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Investors Trust, Inc. and Shareholders of American Leading Companies Trust and U.S. Small-Capitalization Value Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Leading Companies Trust and U.S. Small-Capitalization Value Trust (comprising Legg Mason Investors Trust, Inc., the “Funds”) at March 31, 2008, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 27, 2008

Annual Report to Shareholders	67

Important Tax Information (Unaudited):

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2008:

	American Leading Companies		U.S. Small-Cap
Record Date:	6/20/2007	12/12/2007	6/20/2007	12/12/2007
Payable Date:	6/22/2007	12/14/2007	6/22/2007	12/14/2007

Ordinary Income:
Qualified Dividend Income For Individuals	—	100.00%	61.24%	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	100.00%	74.78%	74.78%

Long-Term Capital Gain	$0.094770	$1.424000	$0.329860	$1.346600

Additionally, American Leading Companies and U.S. Small-Cap designate $99,149 and $410,534, respectively, paid in connection with the redemption of Fund shares as long-term capital gain dividends for the taxable year ended March 31, 2008.

Please retain this information for your records.

68	Annual Report to Shareholders

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORSB :

Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996- 2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1993	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc., and Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. (1944) Director	Since 1993	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993- 2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Annual Report to Shareholders	69

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).

Tarola, Robert M. (1950) Director	Since 2004	14	None	Senior Vice President of W. R. Grace & Co. (specialty chemicals) since 1999. Member, Standing Advisory Group of the Public Company Accounting Oversight Board since 2007. Formerly: Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) (1999-2008) and of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

INTERESTED DIRECTORSC :

Curley Jr., John F. (1939) Chairman and Director	Since 1993	14	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

70	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Fetting, Mark R. (1954) President and Director	Since 2002	President and Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	None	President, CEO and Director Legg Mason, Inc. since 2008. Formerly: Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERSD :

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1993	14	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore Inflation- Linked Securities & Income Fund (2003-present), and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993- 2002).

Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

Annual Report to Shareholders	71

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Funds and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Hughes, Wm. Shane (1968) Treasurer	Since 2006	11	None	Assistant Vice President and Manager, Funds Accounting of Legg Mason & Co., LLC since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION WEBSITE

(http://www.sec.gov).

A

Officers of the Corporation are elected annually to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current or former employment with the Funds’ investment advisers or its affiliated entities (including the Funds’ principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Corporation are interested persons (as defined in the 1940 Act).

72	Annual Report to Shareholders

Board Consideration of Legg Mason American Leading Companies Trust’s Investment Advisory and Management Agreement

At its November 2007 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement (the “Agreement”) between Legg Mason Capital Management, Inc. (the “Adviser”) and Legg Mason Investors Trust, Inc., on behalf of Legg Mason American Leading Companies Trust (“American Leading Companies”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interest of American Leading Companies and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to American Leading Companies. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interest of American Leading Companies and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider their recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to American Leading Companies requested certain information from the Adviser on behalf of the Independent Directors, and in response, the Adviser provided an extensive report that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2007 at which they reviewed and analyzed materials relating to the Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of the Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of American Leading Companies or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Adviser and its personnel and the Board members’ familiarity with the Adviser’s culture and the manner in which it has sought to strengthen and enhance itself.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and its efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared American Leading Companies’ returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment

Annual Report to Shareholders	73

companies pursuing similar strategies, all over multiple time periods. The Board noted American Leading Companies’ performance record and the measures that the Adviser was taking in an effort to achieve attractive long-term performance. The Board also considered the level of service provided by the Adviser and its affiliates to American Leading Companies, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for American Leading Companies. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to American Leading Companies and profitability for the Adviser and its affiliates from their overall association with American Leading Companies. The Board reviewed information about the advisory fee schedule and overall expense ratio of American Leading Companies and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to American Leading Companies were shared with American Leading Companies, the Board noted that American Leading Companies’ advisory fee structure provides for a reduction of the effective fee rate as asset levels increase and that the Adviser has voluntarily waived fees for American Leading Companies. Finally, the Board considered other benefits accruing to the Adviser and its affiliates by virtue of their relationship to American Leading Companies.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of the Agreement is in the best interest of American Leading Companies.

74	Annual Report to Shareholders

Board Consideration of Legg Mason U.S. Small-Capitalization Value Trust’s Investment Advisory Agreement and Management Agreement

At its November 2007 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Management Agreement between Legg Mason Fund Adviser, Inc. (the “Manager”) and Legg Mason Investors Trust, Inc., on behalf of Legg Mason U.S. Small-Capitalization Value Trust (“U.S. Small-Cap”), and the Investment Advisory Agreement between the Manager and Brandywine Global Investment Management, LLC (the “Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of U.S. Small-Cap and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to U.S. Small-Cap. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of U.S. Small-Cap and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider their recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to U.S. Small-Cap requested certain information from the Manager and the Adviser on behalf of the Independent Directors, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2007 at which they reviewed and analyzed materials relating to each Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio managers of U.S. Small-Cap or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Adviser and their personnel and the Board members’ familiarity with their culture and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing

Annual Report to Shareholders	75

performance, the Board compared U.S. Small-Cap’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board noted U.S. Small-Cap’s performance record and the measures that the Manager and the Adviser were taking in an effort to achieve attractive long-term performance. The Board also considered the level of service provided by the Manager to U.S. Small-Cap, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for U.S. Small-Cap. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Adviser in providing services to U.S. Small-Cap and profitability for the Manager and its affiliates from their overall association with U.S. Small-Cap. The Board reviewed information about the advisory fee schedule and overall expense ratio of U.S. Small-Cap and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Manager and the Adviser in providing services to U.S. Small-Cap were shared with U.S. Small-Cap, the Board noted that U.S. Small-Cap’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase and that the Manager has voluntarily waived fees for U.S. Small Cap. The Board also compared U.S. Small-Cap’s advisory fee schedule to the advisory fees charged by the Manager and the Adviser to their other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Manager and the Adviser to U.S. Small-Cap and to the other accounts. Finally, the Board considered other benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to U.S. Small-Cap.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of U.S. Small-Cap.

76	Annual Report to Shareholders

Glossary of Index Definitions

Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

Dow Jones Wilshire 5000 Index — A market capitalization-weighted index composed of over 5,000 equity securities for companies considered by the investment community to be U.S. companies, and is generally considered representative of the U.S. equity market.

NASDAQ Composite Index — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

Russell 1000 Index — Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index — Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index — Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

Russell 2000 Value Index — Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index — The Russell 2500 Index offers investors access to the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500 includes the smallest 2500 securities in the Russell 3000.

Russell 2500 Value Index — The Russell 2500 Value Index offers investors access to the small to mid-cap value segment of the U.S. equity universe. The Russell 2500 Value is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small to mid-cap value manager’s opportunity set.

Russell Midcap Index — The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

Russell Midcap Value Index — The Russell Midcap Value Index offers investors access to the mid-cap value segment of the U.S. equity universe. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate mid-cap value manager’s opportunity set.

Annual Report to Shareholders	77

S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

S&P Mid-Cap 400 Index — A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

Notes

Fund Information

Investment Managers

For American Leading Companies Trust:

Legg Mason Capital Management, Inc.

Baltimore, MD

For U.S. Small-Cap Value Trust:

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Advisers

For American Leading Companies Trust:

Legg Mason Capital Management, Inc.

Baltimore, MD

For U.S. Small-Cap Value Trust:

Brandywine Global Investment Management, LLC

Philadelphia, PA

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Fund

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider each Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about each Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services-Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS	c/o BFDS, P.O. Box 8037
P.O. Box 55214	Boston, MA 02206-8037
Boston, MA 02205-8504	888-425-6432
800-822-5544	www.lminstitutionalfunds.com
www.leggmason.com/individualinvestors

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. Subsidiary
LMF-013/A (05/08) TN08-2138

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Investors Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.
(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2007 – $55,200

Fiscal Year Ended March 31, 2008 – $50,060

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2007 – $4,400

Fiscal Year Ended March 31, 2008 – $4,800

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1) The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

(2) There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2007 – $953,316

Fiscal Year Ended March 31, 2008 – $1,249,000

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Legal Compliance Department at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investors Trust, Inc.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Investors Trust, Inc.
Date: June 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Investors Trust, Inc.
Date: June 5, 2008

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Investors Trust, Inc.
Date: June 5, 2008